MAY 22, 2026
SUPPLEMENT TO THE FOLLOWING PROSPECTUSES EACH DATED FEBRUARY 27, 2026:
HARTFORD CLIMATE OPPORTUNITIES FUND SUMMARY PROSPECTUS
HARTFORD INTERNATIONAL EQUITY FUND SUMMARY PROSPECTUS
HARTFORD INTERNATIONAL/GLOBAL EQUITY FUNDS PROSPECTUS
This Supplement contains new and additional information and should be read in connection with your Summary Prospectus and Statutory Prospectus.
At a meeting held on May 19-20, 2026, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc. (the “Company”) approved the conversion of each Acquired Fund listed below under the heading “Acquired Fund” (each an “Acquired Fund”) into a corresponding newly created exchange-traded fund listed below under the heading “Corresponding Acquiring Fund” (each an “Acquiring Fund”) pursuant to an Agreement and Plan of Reorganization and Liquidation (each a “Conversion” and collectively, the “Conversions”). The table below sets forth each Acquired Fund, the corresponding Acquiring Fund and the anticipated conversion date.
Acquired Fund	Corresponding Acquiring Fund	Anticipated Conversion Date (or at such earlier or later date as determined by an officer of the Company) (“Conversion Date”)
Hartford Climate Opportunities Fund	Hartford Alpha Capture International Value ETF	After the close of trading on October 16, 2026
Hartford International Equity Fund	Hartford Alpha Capture International Equity ETF	After the close of trading on October 23, 2026
Each Acquiring Fund has not commenced operations and will commence operations upon the closing of the Conversion. Each Conversion will be effected through the reorganization of an Acquired Fund into the corresponding Acquiring Fund. Each Acquiring Fund will have the same investment objective and fundamental policies as the corresponding Acquired Fund. Hartford Funds Management Company, LLC, each Acquired Fund’s investment manager, will serve as the investment manager to each Acquiring Fund. The chart below summarizes some of the differences in the principal investment strategy of each Acquired Fund and the corresponding Acquiring Fund.
Conversion	Comparison
Hartford Climate Opportunities Fund Conversion
Unlike the Acquired Fund, the corresponding Acquiring Fund will not focus its investments on securities of issuers that seek opportunities to address or benefit from climate change. The corresponding Acquiring
Fund will typically invest a greater percentage of its assets in foreign securities than the Acquired Fund. The corresponding Acquiring Fund will invest at least 65% of its net assets in foreign equity securities.
Under normal circumstances, the corresponding Acquiring Fund will invest at least 80% of its assets in securities of value companies.
Wellington Management Company LLP will serve as the sub-adviser to the corresponding Acquiring Fund, but Schroder Investment
Management North America Inc. and Schroder Investment Management
North America Limited will not serve as a sub-adviser and a sub-sub-
adviser, respectively, to the corresponding Acquiring Fund. Thomas S.
Simon, CFA, FRM, will serve as the portfolio manager to the
corresponding Acquiring Fund.

Hartford International Equity Fund Conversion
The Acquired Fund and the corresponding Acquiring Fund will have a similar principal investment strategy. Similar to the Acquired Fund, the corresponding Acquiring Fund will invest at least 65% of its net assets in foreign equity securities and under normal circumstances, the corresponding Acquiring Fund will invest at least 80% of its assets in equity securities. Unlike the Acquired Fund, the corresponding Acquiring
Fund will not use a multiple sleeve structure to construct the portfolio and will not invest in emerging markets as part of its principal investment strategy. Wellington Management Company LLP will serve as the sub-adviser to the corresponding Acquiring Fund. Thomas S. Simon,
CFA, FRM, will serve as the portfolio manager to the corresponding
Acquiring Fund.

Hartford Funds Management Company, LLC believes that the Conversions will provide multiple benefits for shareholders of the Acquired Funds, including (1) lower net expenses taking into consideration expense limitation arrangements that will be in place for at least one year from the Conversion Date; (2) additional trading flexibility with respect to fund shares; (3) increased portfolio holdings transparency; and (4) potential enhanced tax efficiency. Each Conversion is structured to be a tax-free reorganization under the U.S. Internal Revenue Code of 1986, as amended. As a result, Acquired Fund shareholders generally will not recognize a taxable gain (or loss) for U.S. federal income tax purposes as a result of the Conversion (except with respect to cash received or with respect to investors whose shares are redeemed or whose investment is liquidated prior to and in connection with the Conversion, as explained elsewhere in this Supplement).
In connection with each Conversion, eligible shareholders of an Acquired Fund will receive shares of the corresponding Acquiring Fund equal in value to the number of shares of the Acquired Fund they own immediately prior to the Conversion, as well as a cash payment in lieu of any fractional shares of the corresponding Acquiring Fund, which cash payment may be taxable.
Prior to its Conversion, each Acquired Fund plans on engaging in transition management techniques, such as selling portfolio investments, including in order to fund redemption transactions prior to and in connection with the Conversion. During this time, an Acquired Fund may hold a significant amount of cash and cash equivalents and may use futures to equitize cash. During this time, an Acquired Fund may not pursue its investment objective and principal investment strategy. The purchase and sale of securities during this transition period may be made at a disadvantageous time. In addition to transaction costs associated with the repositioning of an Acquired Fund’s portfolio, such transactions could result in taxable income or gains to the Acquired Fund, which may result in increased taxable distributions to shareholders holding shares in a taxable account either by the Acquired Fund prior to the Conversion or by the Acquiring Fund after the Conversion. Certain repositioning may occur after the Conversion Date. It is expected that each Acquired Fund will distribute capital gains to shareholders in taxable distributions prior to its Conversion. As a result, shareholders of an Acquired Fund may be required to pay more taxes, or pay taxes sooner, than they would have been required to absent the Conversion. Please consult your tax advisor for information regarding the tax consequences, if any, applicable to your investment.
The information about tax consequences in this Supplement relates to the U.S. federal income tax consequences of the Conversion only. Shareholders should consult their tax advisors about possible federal, state and local tax consequences of the Conversion.
Importantly, in order to be eligible to receive shares of a corresponding Acquiring Fund as part of a Conversion, Acquired Fund shareholders must hold their shares of the Acquired Fund through a brokerage account that can accept shares of a corresponding Acquiring Fund. If Acquired Fund shareholders do not hold their shares of an Acquired Fund through that type of brokerage account, they will not receive shares of the corresponding Acquiring Fund as part of the Conversion. For Acquired Fund shareholders that do not currently hold their shares of an Acquired Fund through a brokerage account that can hold shares of the corresponding Acquiring Fund, please see the Q&A that follows for additional actions that such Acquired Fund shareholders must take to receive shares of the corresponding Acquiring Fund as part of the Conversion. No further action is required for Acquired Fund shareholders that hold shares of an Acquired Fund through a brokerage account that can hold shares of the corresponding Acquiring Fund.
Completion of a Conversion is subject to a number of conditions under the Agreement and Plan of Reorganization and Liquidation, but shareholders of an Acquired Fund are not required to approve a Conversion. Existing Acquired Fund shareholders will receive an information statement/prospectus describing in detail both the Conversion and the corresponding Acquiring Fund, and summarizing the Board’s considerations in approving the Conversion.
Effective as of the close of business on June 30, 2026, the following changes to each Acquired Fund will take effect: (1) the Acquired Fund will be closed to new investors with limited exceptions; (2) new accounts may no longer be established directly through the Acquired Fund’s transfer agent; (3) no contingent deferred sales charge (“CDSC”) will be imposed on redemptions of the Class A or Class C shares; (4) no sales charges will be imposed on purchases of Class A shares; (5) any current Letter of Intent (LOI) under which Class A shares of the Acquired Fund were purchased will be considered completed; (6) no finders’ fees or upfront commissions will be paid to financial intermediaries on Class A or Class C shares; and (7) distribution and service (Rule 12b-1) fees on all applicable Acquired Fund share classes will be waived.

In anticipation of the Conversions, purchase orders, exchange orders, and redemption orders will only be accepted by the Acquired Funds until the dates indicated below:
Acquired Fund	Final Date to Purchase Fund Shares for Existing Shareholders	Final Date to Redeem Fund Shares or Exchange Fund Shares for another Hartford Mutual Fund
Hartford Climate Opportunities Fund	October 9, 2026	October 15, 2026
Hartford International Equity Fund	October 16, 2026	October 22, 2026
IMPORTANT NOTICE ABOUT YOUR FUND ACCOUNT
QUESTIONS AND ANSWERS
The following is a brief Q&A that provides information to help you to determine if you need to take action with respect to your shareholder account prior to a Conversion.
Q.
What types of shareholder accounts can receive shares of an Acquiring Fund as part of a Conversion?
A. If you hold your shares of an Acquired Fund in a brokerage account that permits you to purchase securities traded in the stock market, such as exchange-traded funds (ETFs) or other types of stocks, then you will be eligible to receive shares of the corresponding Acquiring Fund in the Conversion. No further action is required.
Q. What types of shareholder accounts cannot receive shares of an Acquiring Fund as part of a Conversion and what will happen if I have such an account?
A. The following account types cannot hold shares of ETFs:
Non-Accommodating Brokerage Accounts. If you hold your shares of an Acquired Fund in a brokerage account with a financial intermediary that only allows you to hold shares of mutual funds in the account, you will need to contact your financial intermediary to set up a brokerage account that permits investments in ETF shares. If such a change is not made before the Conversion, you will not receive shares of the corresponding Acquiring Fund as part of the Conversion. Instead, your investment will be liquidated and you will receive cash equal in value to the NAV of your Acquired Fund shares as of the Conversion Date (as set forth in the chart above), which is a taxable event.
Retirement Accounts Held with Financial Intermediary. If you hold your shares of an Acquired Fund through an individual retirement account (“IRA”) or group retirement plan whose plan sponsor does not have the ability to hold shares of ETFs on its platform, you may need to redeem your shares prior to the Conversion or, if applicable, your financial intermediary may transfer your investment in an Acquired Fund to a different investment option prior to the Conversion.
Direct Held Retirement and Qualified Accounts. If you own shares of an Acquired Fund in a directly held retirement account, such as an IRA, or Coverdell account through Hartford Funds and maintained by UMB Bank, n.a. (a “Direct Held Qualified Account”), we encourage you to (i) transfer your Acquired Fund shares to a brokerage account that can accept shares of the Acquiring Fund (see “Direct Accounts” below for more information) prior to the Conversion or (ii) provide instructions for the exchange or reinvestment of Acquired Fund shares prior to the Conversion. If a Direct Held Qualified Account shareholder does not provide instructions prior to the Conversion, your Acquired Fund shares will –    without any further notice –    be automatically exchanged on the Conversion Date (as set forth in the chart above) for shares of The Hartford Short Duration Fund (“Short Duration Fund”). This automatic exchange provision is disclosed in the applicable custodial agreement and is applicable to each Direct Held Qualified Account. The Short Duration Fund has a different investment objective, principal investment strategy and principal risks than an Acquired Fund. If you do not wish for your Acquired Fund shares to be automatically exchanged for shares of the Short Duration Fund, you must contact an Acquired Fund at 1-888-843-7824 before the Conversion Date. If an Acquired Fund does not receive any instructions prior to the Conversion Date, your Acquired Fund shares held in the Direct Held Qualified Account will be exchanged for shares of the same class of the Short Duration Fund. More information will be provided in a separate letter to Direct Held Qualified Account shareholders.
Direct Accounts. If you hold your shares of an Acquired Fund in an account directly (i.e. not plan level or an omnibus position) with the Acquired Fund’s transfer agent, Hartford Administrative Services Company, you should transfer your shares of the Acquired Fund to a brokerage account that can accept shares of the corresponding Acquiring Fund prior to the Conversion. If such a change is not made prior to the Conversion, you will not receive shares of the corresponding Acquiring Fund as part of the Conversion. Instead, your investment will be liquidated and you will receive cash equal in value to the NAV of your Acquired Fund shares as of the Conversion Date (as set forth in the chart above), which is a taxable event.

In some cases, the liquidation of your investment and return of cash, or the transfer of your investment to another fund, may be subject to fees and expenses and may also be subject to tax. It may take time for you to receive your cash. Please consult with your financial intermediary for more information on the impact that a Conversion will have on you and your investments.
If you are unsure about the ability of your account to accept shares of the corresponding Acquiring Fund, please call 1-888-843-7824 or contact your financial professional or other financial intermediary.
Q. How do I transfer my Acquired Fund shares from a Direct Held Retirement and Qualified Account to a brokerage account that will accept the corresponding Acquiring Fund shares?
A. If you have a brokerage account or a relationship with a brokerage firm, please talk to your broker and inform the broker that you would like to transfer a mutual fund position that you hold directly with an Acquired Fund into your brokerage account. Also inform your broker that such an account will need to be set up to accept shares of an ETF, such as an Acquiring Fund. If you do not have a brokerage account or a relationship with a brokerage firm, you will need to open an account.
We suggest you provide your broker with a copy of your quarterly statement from an Acquired Fund. Your broker will require your account number with an Acquired Fund, which can be found on your statement. Your broker will help you complete a form to initiate the transfer. Once you sign that form, your broker will submit the form to an Acquired Fund’s transfer agent directly, and the shares will be transferred into your brokerage account. The sooner you initiate the transfer, the better.
Q. How do I transfer my Acquired Fund shares from a Non-Accommodating Brokerage Account to a brokerage account that will accept the corresponding Acquiring Fund shares?
A. The broker where you hold your Acquired Fund shares should be able to assist you in changing the characteristics of your brokerage account to an account that is permitted to invest in Acquiring Fund shares. Contact your broker right away to make the necessary changes to your account.
Q. What if I do not want to own shares of the corresponding Acquiring Fund?
A. If you do not want to receive shares of the corresponding Acquiring Fund in connection with the Conversion, you can exchange your Acquired Fund shares for shares of the same class of another Hartford mutual fund if such share class is available or redeem your Acquired Fund shares. Prior to doing so, however, you should consider the tax consequences associated with either action. Before exchanging shares, you should also carefully read the Statutory Prospectus section entitled “How To Buy And Sell Shares - Exchanging Shares.” Redemption of your Acquired Fund shares will be a taxable event if you hold your shares in a taxable account. The last date to redeem your shares or exchange them into another Hartford mutual fund prior to the Conversion will be as noted in the chart below. The date may change if the Conversion Date of the Conversion changes.
Acquired Fund	Final Date to Redeem Fund Shares or Exchange Fund Shares for another Hartford Mutual Fund
Hartford Climate Opportunities Fund	October 15, 2026
Hartford International Equity Fund	October 22, 2026
* * * * *
In connection with the Conversions discussed herein, an information statement/prospectus that will be included in a registration statement on Form N-14 will be filed with the U.S. Securities and Exchange Commission (the “SEC”). After the registration statement is filed with the SEC, it may be amended or withdrawn and the information statement/prospectus will not be distributed to shareholders of an Acquired Fund unless and until the registration statement becomes effective. Investors are urged to read the materials and any other relevant documents when they become available because they will contain important information about the Conversions. After they are filed, free copies of the materials will be available on the SEC’s website at www.sec.gov. These materials also will be available at no charge by calling 1-888-843-7824.
This communication is for informational purposes only and does not constitute an offer to sell shares of any Acquiring Fund. No offer of securities of an Acquiring Fund will be made except pursuant to a prospectus meeting the requirements of Section 10 of the Securities Act of 1933.
This Supplement should be retained with your Summary Prospectus and Statutory Prospectus for future reference.
HV-7791
May 2026